UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 2, 2007

NORTHWEST AIRLINES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23642	41-1905580
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2700 Lone Oak Parkway
Eagan Minnesota		55121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (612) 726-2111

Registrant’s Web site address:  www.nwa.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibits 23.5, 23.6 and 23.7 are incorporated by reference into the Registration Statement on Form S-3 (333-107070) of Northwest Airlines Corporation and Northwest Airlines, Inc., as exhibits thereto and are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
23.5	Consent of Aircraft Information Services, Inc.

23.6	Consent of BK Associates, Inc.

23.7	Consent of Morten Beyer & Agnew, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

	By:	/s/ Michael L. Miller
Michael L. Miller
Vice President, Law and Secretary

Dated: November 2, 2007

EXHIBIT INDEX

Exhibit No.	Description
23.5	Consent of Aircraft Information Services, Inc.

23.6	Consent of BK Associates, Inc.

23.7	Consent of Morten Beyer & Agnew, Inc.